UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

VECTOR ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39560	98-1550340
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Market Street

Steuart Tower, 23rd Floor

San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415)-293-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share, and one-third of one Redeemable Warrant	VACQU	The NASDAQ Stock Market LLC
Class A ordinary shares included as part of the units	VACQ	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units	VACQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since September 29, 2020 (the “IPO date”), Vector Acquisition Corporation (the “Company”) has accounted for its outstanding warrants (“Warrants”) to purchase ordinary shares as equity within its financial statements. However, as a result of the Statement, and after discussion and evaluation, including with the Company’s independent auditors, the Company has concluded that the Warrants should be presented as liabilities on its financial statements as of the IPO date reported at fair value with subsequent fair value re-measurement at each reporting period.

On April 29, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), based on the recommendation of and after consultation with management, concluded that its audited financial statements for the period from July 28, 2020 (Inception) through December 31, 2020 as included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2021 (the “Original 10-K”), its unaudited interim financial statements for the period from July 28, 2020 (Inception) through September 30, 2020 as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 16, 2020 and its audited balance sheet as of September 29, 2020 included in the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2020 (the “Non-Reliance Periods”), should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the Statement. The Audit Committee has discussed this approach with its independent registered public accounting firm, WithumSmith+Brown, PC (“Withum”), and prepared an amendment (the “Amended Form 10-K”) to the Original Form 10-K reflecting the reclassification of the Warrants for the Non-Reliance Periods. Concurrently with the filing of this Current Report on Form 8-K, the Company is filing the Amended Form 10-K which includes restated financial statements that reflect the revised valuation of the Warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vector Acquisition Corporation

By:	/s/ David Baylor
	Name: Title:	David Baylor Chief Financial Officer

Dated: May 3, 2021

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